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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): MAY 6, 2003



                                RADIOLOGIX, INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                       000-23311                   75-2648089
 (State or other                   (Commission               (I.R.S. Employer
  jurisdiction                     File Number)           Identification Number)
of incorporation)


                           3600 JP MORGAN CHASE TOWER
                                2200 ROSS AVENUE
                            DALLAS, TEXAS 75201-2776
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 303-2776


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                                RADIOLOGIX, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release issued by the Registrant on May 6, 2003, relating to Radiologix, Inc.'s financial results for the quarter ended March 31, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12--RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         On May 6, 2003, the Registrant announced financial results for its first quarter ended March 31, 2003. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and incorporated here by reference. This information is furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 6, 2003


                                      RADIOLOGIX, INC.



                                      By:  /s/ Stephen D. Linehan
                                           -------------------------------------
                                           Stephen D. Linehan
                                           Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit No.                Description of Exhibits
-----------                -----------------------
99.1                       Press Release issued by the Registrant on May 6,
                           2003, relating to Radiologix, Inc.'s financial
                           results for the quarter ended March 31, 2003.